Supplement to the Quantitative Group
of Funds August 1, 1999 Statement of
Additional Information

The following information has been added to the paragraph entitled Performance Measures on page 27.

MUTUAL FUNDS MAGAZINE, INC. publishes mutual fund rankings and is distributed monthly.
Mutual Funds Magazine's proprietary All-Star
Ratings reflect historical risk-adjusted performance through a specific date and are subject to change. Overall ratings are calculated from the fund's total return, with load-adjustments if applicable, relative to the volatility of its price fluctuations, over a minimum of two years and a maximum of ten years.
Separate All-Star Ratings are also calculated for 1-, 3-, 5-, and 10-year periods, as applicable. For all periods, the 20% of funds with the highest risk-adjusted returns receive
Five Stars; the next highest 20% receive Four
Stars, the next highest 20% receive Three Stars, etc.



(9/8/99)